UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2024

Loar Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42030	82-2665180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 New King Street
White Plains, New York		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 914 909-1311

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LOAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 26, 2024, Loar Holdings Inc., a Delaware corporation (the Company), filed a Current Report on Form 8-K (the Initial 8-K) to disclose that it had completed its previously announced acquisition of Applied Avionics Inc. (AAI). This Form 8/K-A amends the Initial 8-K to include historical audited and unaudited financial statements of AAI and the pro forma combined financial information required by Item 9.01 of Form 8-K that were excluded from the Initial 8-K in reliance on the instructions to such item.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The audited financial statements of AAI as of December 27, 2023 and for the fifty-two weeks ended December 27, 2023, as well as the accompanying notes and supplemental information, are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of AAI as of June 26, 2024 and for the twenty-six weeks ended June 26, 2024, as well as the accompanying notes, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro forma financial information.

The unaudited pro forma condensed consolidated financial statements of the Company and AAI for the year ended December 31, 2023 and the six-month period ended June 30, 2024 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Whitley Penn, LLP, Independent Auditors to AAI
99.1	Audited financial statements of AAI as of December 27, 2023 and for the fifty-two weeks ended December 27, 2023, as well as the accompanying notes and supplemental information
99.2	Unaudited financial statements of AAI as of June 26, 2024 and for the twenty-six weeks ended June 26, 2024, as well as the accompanying notes
99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 10, 2024	By:	/s/ Glenn D'Alessandro
Glenn D’Alessandro Treasurer and Chief Financial Officer (principal financial and accounting officer)